Nature Of Operations And Liquidity	6 Months Ended
Jun. 30, 2011
Nature Of Operations And Liquidity
Nature Of Operations And Liquidity

1. Nature of operations and liquidity:

Atna Resources Ltd. was incorporated for a perpetual duration under the Company Act of the Province of British Columbia, Canada, on May 30, 1984, by registration of its Memorandum and Articles under its present name. The Company's business is to explore for, acquire, develop, and mine precious metals. The corporate office is located in Golden, Colorado, USA. References to "Atna Resources", "Atna", and the "Company", all mean Atna Resources Ltd. and all of the wholly-owned and majority-owned subsidiaries of Atna Resources Ltd., or any one or more of them, as the context requires.

The Company is involved in all phases of the mining business from exploration, development drilling, feasibility studies, permitting, construction, operation and final closure of mining properties. Atna's ongoing exploration and development efforts are focused primarily on precious metals in the Western United States ("U.S."). The Company has conducted a portion of its mineral exploration and development activities through joint ventures with other companies.

The Company's primary objective for 2011 is to ensure that the Briggs gold mining property ("Briggs") meets or exceeds production and cost targets so that it would provide the necessary operating cash flow to invest in the Company's other three core gold properties: Reward gold mining property ("Reward"), Pinson gold mining property ("Pinson") and Columbia gold mining project ("Columbia"). Briggs is located in southeastern California and re-commenced gold production in May 2009 and produced 25,000 ounces of gold in 2010. During the second quarter 2011, Briggs mined gold ore that contained a total of 10,700 ounces and produced a total of 7,800 ounces of gold in doré, of which 7,700 ounces were sold at an average gold price of $1,520 per ounce.

Atna expects that basic cash requirements over the next 12 months can be funded through a combination of existing cash, cash flow from the Briggs operation, short-term investments, debt, asset sales and, if necessary, equity issuances. In August 2011, the Company signed an agreement to acquire the remaining 70 percent of the Pinson underground project for $15 million in cash and 15 million shares of common stock. The Company has arranged a $20 million Credit Agreement to finance the Pinson acquisition (see subsequent events footnote 22 for more details). In December 2010, the Company closed a C$9.2 million equity offering. Based on the Company's current stock price, the Company expects that the exercise of stock options ("options") and stock warrants ("warrants") may be a potential additional source of funds during 2011.

The Company's other significant assets include exploration joint venture agreements with Yamana Gold Inc. on the Clover property and with Golden Predator Mines Inc. on the Adelaide and Tuscarora properties. The Kendall Mine, located near Lewistown, Montana, is in the final stage of reclamation and closure activities, principally relating to a final closure Environmental Impact Study, top soil placement and water management. Reclaimed or undisturbed portions of the Kendall Mine property are currently being sold.

These financial statements have been prepared assuming the Company will continue as a going concern or in the normal course of business.

The financial statements, have been prepared by management and approved by the Audit Committee and Board of Directors and authorized for issuance on August 15, 2011. These financial statements have not been audited or reviewed by the Company's external auditors. These financial statements are subject to amendments by management after approval by the Audit Committee and Board of Directors.